COHEN & STEERS REAL ASSETS FUND, INC. (the “Fund”)

Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated August 22, 2014 to

Summary Prospectus and Prospectus dated May 1, 2014 and Statement of Additional Information dated July 1, 2014

Shareholder Service Plan Termination

The Board of Directors of the Fund has approved the termination of the Funds’ Shareholder Services Plan for Class Z shares, effective September 30, 2014.

To the extent necessary, the Statement of Additional Information is hereby supplemented to reflect the changes to the Prospectus and Summary Prospectus discussed below.

Accordingly, the “Fund Fees and Expenses” sections of the Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.90%	0.90%
Distribution (12b-1) Fees	0.50%	None
Other Expenses	0.88%	0.88%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%

Total Other Expenses	0.91%	0.91%

Total Annual Fund Operating Expenses(2)	2.31%	1.81%
Fee Waiver/Expense Reimbursement(2)	(0.81)%	(0.81)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(2)	1.50%	1.00%

(1)	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate for the fiscal year ended December 31, 2014 is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) as disclosed in each Acquired Funds’ most recent prospectus. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
(2)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2016 so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses and extraordinary expenses), do not exceed 1.50% for the Class R shares and 1.00% for the Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2016 (through June 30, 2016, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R shares	$153	$647	$1,169	$2,602
Class Z shares	$102	$492	$910	$2,075

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Additionally, the “Additional Information on Purchase of Fund Shares – Dealer Compensation” section on page 33 of the Prospectus is hereby deleted and replaced with the following:

DEALER COMPENSATION

Dealers will be paid a commission when you buy shares and may also be compensated through the distribution fees paid by the Fund with respect to Class R shares. In addition, dealers may charge fees for administrative and other services that such dealers provide to Fund shareholders. These fees may be paid by the Advisor (or its affiliate) out of its own resources and/or by the Fund pursuant to a networking or sub-transfer agency arrangement. See Additional Information—Networking and Sub-Transfer Agency Fees.

Additionally, the second paragraph under the “Exchange Privilege” section on page 33 of the Prospectus is hereby deleted and replaced with the following:

You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. In addition, Shareholders are advised to consult with their own tax advisors with respect to any tax consequences to them relating to an exchange of Fund shares for shares of a different Cohen & Steers fund. Please speak with your financial intermediary or tax advisor if you have any questions.

Additionally, the “Additional Information – Shareholder Services Plan (Class Z Shares Only)” section on page 38 of the Prospectus is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RAFSUPRZ-08/14